SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of October 11, 2002, by and among Fonix Corporation, a Delaware corporation (the "Company"), and Breckenridge Fund, LLC, a New York limited liability company (the "Buyer"). The Company and the Buyer may each be referred to herein separately as a "Party" and collectively as the "Parties."

                                    RECITALS

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act").

     B. The Buyer wishes to purchase and the Company wishes to offer and sell, upon the terms and conditions stated in this Agreement, (i) an aggregate principal amount of $1,500,000 of the Company's Series D 12% Convertible Debentures, due April 9, 2003, in the form of Exhibit A attached hereto (the "Debentures"), which are convertible into shares (together with shares of Common Stock issuable in payment of interest on such Debentures, the "Common Shares") of the Class A Common Stock of the Company, par value $.0001 per share (the "Common Stock").

     C. The obligations of the Company to make payments under the Debentures are secured by the issuance of 83,333,333 restricted shares of the Company's Common Stock (the "Collateral Shares"), which have been placed into escrow pursuant to an escrow agreement (the "Escrow Agreement") of even date herewith.

     D. In further consideration of the Buyer's willingness to purchase the Debentures, the Company also wishes to issue to the Buyer 7,777,778 shares of Common Stock (the "Additional Shares").

     E. For purposes of this Agreement, "Conversion Price," "Original Issue Date" and "Per Share Market Value" shall have the meanings set forth in Exhibit A; and

                                    AGREEMENT

         Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows




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1.       PURCHASE AND SALE OF SECURITIES.
         -------------------------------

     (a) The Closing. The issuance and sale of the Debentures pursuant to this Agreement shall occur on October 11, 2002, or on such other date as may be mutually agreed to by the parties (the "Closing Date"). The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of Durham Jones & Pinegar, PC, or at such other location as may be agreed to by the parties.

     (b) Deliveries at Closing. At the Closing, the Parties shall deliver the following:

          1. The Company

          (i) The Company shall deliver to the Buyer the Debentures to be acquired by the Buyer, in such denominations as requested by the Buyer.

          (ii) In addition to the Debenture, the Company shall cause to be issued in the name of Buyer, Eighty-three Million, Three Hundred Thirty- three Thousand, Three Hundred Thirty-three (83,333,333) shares of the Company's restricted common stock (the "Collateral Shares"). The Collateral Shares shall be delivered to the Escrow Agent (as defined in the Escrow Agreement).

          (iii)The Company shall also cause to be issued in the name of the Buyer Seven Million Seven Hundred Seventy-seven Thousand Hundred Seventy-eight (7,777,778) restricted shares of Common Stock (the "Additional Shares") and shall deliver the certificate at or within three days of the Closing.

          (iv) The Company shall also deliver the legal opinion letter of Durham Jones & Pinegar, P.C., outside counsel to the Company, dated as of the Closing Date, in form satisfactory to such Buyer.

          (v) The Company shall also deliver all other instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement, including without limitation, an executed Escrow Agreement between the Company, the Buyer, and the Escrow Agent, dated as of the Closing Date, in the form of Exhibit B hereto (the "Escrow Agreement"), an executed Registration Rights Agreement, dated as of the Closing Date, among the Company and the Buyer in the form of Exhibit C attached hereto (the "Registration Rights Agreement"), and transfer

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               agent instructions executed by the Company and its transfer agent in the form attached hereto as Exhibit D (the "Transfer Agent Instructions").

          2. The Buyer

          (i)  The Buyer shall  deliver or cause to be  delivered to the Company
               (i) by wire transfer of immediately available funds, in accordance with the Company's written wire instructions, the aggregate purchase price (the "Purchase Price") of One Million Five Hundred Thousand Dollars ($1,500,000).

          (ii) The Buyer shall also deliver all other instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement, including without limitation, an executed Escrow Agreement between the Company, the Buyer, and the Escrow Agent, dated as of the Closing Date, in the form of Exhibit B hereto (the "Escrow Agreement"), an executed Registration Rights Agreement, dated as of the Closing Date, among the Company and the Buyer in the form of Exhibit C attached hereto (the "Registration Rights Agreement"), and transfer agent instructions executed by the Company and its transfer agent in the form attached hereto as Exhibit D (the "Transfer Agent Instructions").

     (c) Per Share Market Value. For purposes of this Agreement, "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the OTCBB or other stock exchange or quotation system on which the Common Stock is then listed or quoted or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTCBB or any stock exchange or quotation system, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority in interest of the Debentures.

     (d) Trading Day. For purposes of this  Agreement,  "Trading Day" shall mean
(i) a day on which the Common Stock is listed for trading on the NASDAQ or on the New York Stock

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Exchange, American Stock Exchange or Nasdaq National Market, or any of their respective successors (each a "Subsequent Market") or (ii) if the Common Stock is not listed on the NASDAQ or a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then a Trading Day shall be a Business Day.

         (e) Business Day. For purposes of this Agreement, "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other government action to close.

         (f) Change of Control Transaction. For purposes of this Agreement, a "Change of Control Transaction" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 40% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, unless following such transaction, the holders of the Company's securities continue to hold at least 40% of such securities following such transaction or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

         (g) Escrow of Collateral Shares. The Parties agree that the Company shall deposit with the Escrow Agent the Collateral Shares as security for the Company's obligations under the Debentures, as set forth in the Debentures and in the Escrow Agreement. It is the intention of the Parties that the Collateral Shares shall not be the sole recourse of the Buyer in the event of any delinquency or default by the Company with respect to its payment obligations under the Debenture, and that the Collateral Shares shall be received and held by the Escrow Agent and delivered to the Company or the Buyer, as the case may be, pursuant to the terms and conditions of the Escrow Agreement.

2. COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby makes the following representations and warranties to the Buyers:

         (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry

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on its business as currently conducted. The Company has no subsidiaries other than those set forth on Schedule 2(a) (collectively the "Subsidiaries" and each a "Subsidiary"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Debentures or any of this Agreement, the Registration Rights Agreement, or the Escrow Agreement (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), a "Material Adverse Effect").

         (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.

         (c) Capitalization. The number of authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debentures, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Reports

(as defined below) or Schedule 2(c), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

         (d) Issuance of the Securities The Debentures are duly authorized and, when issued and paid for in accordance with the terms hereof, shall have been validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company will, at all times while the Debentures are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock which is not less than the sum of (i) 150% of the number of shares of Common Stock issuable upon conversion in full of the Debentures, assuming such conversion occurred on the Original Issue Date or the Filing Date (as defined in the Registration Rights Agreement), whichever yields the lowest Conversion Price, and (ii) the number of shares Common Stock issuable upon payment of interest on the Debentures, assuming all of the Debentures issued on the Closing Date are outstanding for three years and all interest is paid in shares of Common Stock (such number of shares of Common Stock referred to herein as the "Initial Minimum"). The shares of Common Stock issuable upon conversion of the Debentures and as payment of interest thereon are collectively referred to herein as the "Underlying Shares." The Debentures and the Underlying Shares are collectively referred to herein as the "Securities." When issued in accordance with the Debentures, the Underlying Shares shall have been duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

         (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is listed or traded), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

         (f) Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required to comply with its requirements under Sections 4(a) and 4(d), (ii) the filing of one or more registration statements (each an "Underlying Shares Registration Statement") with the Securities and Exchange Commission ("Commission") meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Buyers, (iii) the application(s) to the NASDAQ (and with any Subsequent Market) for the listing therewith of the Underlying Shares,
(iv) applicable Blue Sky filings and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to in (i)-(v) of this Section are, collectively, the "Required Approvals").

         (g) Litigation; Proceedings. Except as specifically disclosed in the Disclosure Materials (as hereinafter defined) or in Schedule 2(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any Transaction Document or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

         (h) No Default or Violation. Except as specifically disclosed in the Disclosure Materials or in Schedule 2(h), neither the Company nor any Subsidiary
(i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not, individually or in the aggregate, have or result in a Material Adverse Effect or, except in the case of clause (i) above as has not been waived pursuant to an effective waiver.

         (i) Private Offering. Assuming the accuracy of the representations and warranties of the Buyers set forth in Section 3(a)-(f), the offer, issuance and sale of the Securities to the Buyers as contemplated hereby are exempt from the registration requirements of the Securities Act.

Neither the Company nor any Person acting on its behalf has taken any action that could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act.

         (j) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and, the rules and regulations promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 1997, except as specified in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors and (iv) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock or debt convertible into shares of Common Stock.

         (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (l) Certain Fees. Buyers shall have no obligation with respect to any fees or commissions or with respect to any claims made by or on behalf of any Person for any fees or commissions that may be due in connection with the transactions contemplated by this Agreement to any broker, adviser, consultant, finder, placement agent, banker or other Person. As among the Company and the Buyers (including, for such purposes, Affiliates and agents of the Buyers), the Company shall be solely responsible for all such fees and amounts and the Company shall indemnify and hold harmless each Buyer, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees or amounts, as such fees and expenses are incurred. The Company specifically acknowledges that a finder's fee of $__________ is due and payable by the Company to Michalaur International in connection with the Buyer's purchase of the Debentures.

         (m) Form S-2 Eligibility. The Company is eligible to register securities for resale with the Commission under Form S-2 promulgated under the Securities Act.

         (n) [Reserved].

         (o) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") which are necessary for use in connection with its business, or which the failure to do so have would have a Material Adverse Effect. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

         (p) Registration Rights; Rights of Participation. Except as set forth on Schedule 6(a) to the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. No Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

         (q) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

     (r) Disclosure. The Company confirms that it has not provided the Buyers or their respective agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Buyers shall be relying on the foregoing representation in effecting transactions in securities of the Company. All information relating to or concerning the Company or its Subsidiaries set forth in the Transaction Documents and the Disclosure Materials is true and correct and does not fail to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.       BUYERS REPRESENTATIONS AND WARRANTIES.  Buyer hereby represents and
         -------------------------------------
warrants to the Company as follows:

         (a) Organization; Authority. Such Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Buyer of the Securities hereunder has been duly authorized by all necessary action on the part of such Buyer. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Buyer and constitutes the valid and legally binding obligation of such Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

         (b) Investment Intent. Such Buyer is acquiring the Securities to be issued and sold to it hereunder for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Buyer's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

     (c) Buyer Status. At the time such Buyer was offered the Securities, it was, and on the Closing Date it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

         (d) Experience of Buyer. Such Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

         (e) Ability of Buyer to Bear Risk of Investment. Such Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

         (f) Access to Information. Such Buyer acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the opportu nity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Buyer or its representatives or counsel shall modify, amend or affect such Buyer's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

         (g) Reliance. Such Buyer understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Buyer hereby consents to such reliance.

         The Company acknowledges and agrees that the Buyer makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.

4.       COVENANTS AND CERTAIN AGREEMENTS.
         --------------------------------

         (a) Certain Securities Law Disclosures. The Company shall: (i) issue a press release acceptable to the Buyers disclosing the transactions contemplated hereby on the Closing Date, (ii) file with the Commission a report on Form 8-K or Form 10-Q disclosing the transactions contemplated hereby within ten (10) Business Days after the Closing Date, and (iii) file in a timely manner with the Commission a Form D promulgated under the Securities Act as required under Regulation D and provide a copy thereof to the Buyers promptly after the filing thereof. The Company shall, no less than two (2) Business Days prior to the filing of any disclosure required by clause (ii) above, provide a copy thereof to the Buyers.

         (b) Furnishing of Information. So long as Buyer owns Securities, the Company covenants to file in a timely manner (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time while a Buyer owns any of the Securities the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to such Buyer and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of the Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Common Shares and Collateral Shares without registration under the Exchange Act under Rule 144 promulgated under the Securities Act. Upon the request of any such holder, the Company shall deliver thereto a written certification of a duly authorized officer as to whether it has complied with such requirements.

         (c) Use of Proceeds. The Company will use up to the full $1,500,000 for working capital, payment of expenses and other Company obligations, including payroll expenses.

         (d) Reservation of Underlying Shares. Within five days of the Closing Date, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock which is not less than the Initial Minimum. If the Company would be, if a notice of conversion with respect to the Debentures were to be delivered on such date, precluded from issuing the full number of Common Shares as would then be issuable if all Debentures were converted on such date (and in payment of interest in shares of Common Stock), due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, then the Board of Directors of the Company shall promptly (and in any case within 30 Business Days from such date) prepare and mail to the shareholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (1) all shares of Common Stock then outstanding, (2) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Debentures) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, and (3) 150% of the number of Common Shares to be issued upon conversion of all Debentures and in payment of interest in shares of Common Stock (the aggregate of the shares of Common Stock referenced in Subsection (3) are referred to herein as the "Current Required Minimum"). In connection therewith, the Company will use its best efforts to cause the Board of Directors of the Company to (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain shareholder approval to carry out such resolutions (and hold a special meeting of the shareholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (z) within five (5) Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.

     (e) Listing. The Company shall list the Underlying Shares within 10 Business Days of the Closing Date and shall promptly secure the listing of all additional Registrable Securities not previously listed as such shares are issued on the NASDAQ or each other Subsequent Market on which the Common Stock is then listed or traded and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for listing on the OTC BB and any other Subsequent Market on which the Common Stock is then listed or traded. The Company shall promptly provide to the Buyers copies of any notices it receives from the OTC BB or any other Subsequent Market on which the Common Stock is then listed or traded regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Debentures and as payment of interest thereon exceeds 85% of the number of Underlying Shares previously listed on account thereof with NASDAQ (or any such other required exchanges), then the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Current Required Minimum. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

         (f) Minimum Reserve. The Company shall at all times maintain a reserve of shares of Common Stock for issuance upon conversion of the Debentures and for payment of interest thereupon in shares of Common Stock in accordance with this Agreement and the Debentures, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the Initial Minimum or the then Current Required Minimum, as then applicable.

         (g)  Transfer Restrictions; Legends.
              ------------------------------

                  (i) Legends. The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register without any legal opinion any transfer by a Buyer to an Affiliate thereof or a fund under common management with such Buyer, or any transfers among any such Affiliates or such other funds provided the transferee (x) certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and
(y) agrees in writing to be bound by the terms of the Registration Rights Agreement. Any such transferee shall have the rights of such Buyer under the Transaction Documents.

                  (ii) The Parties agree to the imprinting, so long as is required by this Section 4(g)(ii), of the following legend (or such substantially similar legend as is acceptable to the

Buyers, the Parties agreeing that any unacceptable legended Securities shall be replaced promptly by and at the Company's cost) on the Securities:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

During the pendency of the effectiveness of the registration statement, certificates representing Registrable Securities will bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THE HOLDER OR A BROKER, ON BEHALF OF THE HOLDER, REPRESENTS THAT IT HAS COMPLIED WITH THE PROSPECTUS DELIVERY REQUIREMENTS CONTAINED IN SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH ACT IS AVAILABLE.

         The Underlying Shares shall not contain any legend other than as set forth above if the conversion of Debentures and the payment of interest thereon or other issuances of Underlying Shares as contemplated hereby, by the Debentures occurs at any time while an Underlying Shares Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Shares Registration Statement, at such time, if in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the day that the Underlying Shares Registration Statement is declared effective by the Commission. The Company agrees that, in the event any Underlying Shares are issued with a legend in accordance with this Section, it will, within three (3) Trading Days after request therefor by a Buyer, provide such Buyer with a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this Section had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

         (h) [Reserved].

         (i) Notice of Breaches. Each of the Company and the Buyer shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Document to be incorrect or breached as of and after the Closing Date. However, no disclosure by any party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

         (j) Exercise and Conversion Procedures. The Transfer Agent Instructions and Conversion Notice (as defined below) set forth all procedures, required information and instructions, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Buyers to convert the Debentures as contemplated in the Debentures.

         (k) Exercise and Conversion Obligations of the Company. The Company shall honor conversions of the Debentures and shall deliver and Common Shares upon such conversions in accordance with the respective terms and conditions and time periods set forth in the respective Debentures.

         (l) Transfer of Intellectual Property Rights. Except in connection with the sale of all or substantially all of the assets of the Company, the Company shall not transfer, sell or otherwise dispose of, any Intellectual Property Rights, or allow any of the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and would otherwise expire).

         (m) Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Securities to the Buyers.

         (n) Acknowledgment of Dilution. The Company acknowledges that the issuance of Common Shares upon conversion of the Debentures and payment of interest thereon, in accordance with their terms, will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue shares of Common Stock in accordance with the terms of and with respect to the Debentures is unconditional and absolute regardless of the effect of any such dilution.

5. INDEMNIFICATION. In consideration of the Buyer's execution and delivery of this Agreement and acquisition of the Securities and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and its stockholders, officers, directors, employees and investors and any of the forgoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), as incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of the Transaction Documents, or
(b) the status of the Buyer as an investor in the Company (however, the Buyer shall not be entitled to indemnity under this clause (b) as a result solely of investment losses it may suffer in its investment in the Securities not attributable to an Indemnified Liability). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

6.       MISCELLANEOUS.
         -------------

         (a) Fees and Expenses. The Company shall pay the Buyer's legal fees and disbursements in connection with the preparation and negotiation of the Transaction Documents in the aggregate amount identified in the attached
Schedule 4. Other than the amount contemplated by the immediately preceding sentence, and except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Common Shares pursuant hereto. Buyer shall be responsible for its own respective tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

         (b) Entire Agreement; Amendments, Exhibits and Schedules. This Agreement, together with the Exhibits and Schedules hereto, the Transfer Agent Instructions, the Debenture, the Escrow Agreement, the Registration Rights Agreement, and any other agreement executed contemporaneously therewith, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged with such documents, exhibits and schedules. The Exhibits and Schedules to this Agreement are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

         (c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company: Fonix Corporation
                            180 West Election Road
                            Suite 200
                            Draper, Utah  84020
                            Facsimile No.:  (801) 553-6707
                            Attn: Roger D. Dudley, Executive Vice President

         With copies to:    Durham Jones & Pinegar, P.C.
                            111 East Broadway
                            Suite 900
                            Salt Lake City, Utah  84111
                            Facsimile No.: (801) 415-3500
                            Attn: Jeffrey M. Jones, Esq.

         If to the Buyer:   Breckenridge Fund LLC
                            45 Orchard Street
                            Manhasett, NY 11030
                            Fax: 516-365-8883
                            Attn.: Colm Wrynn


         With copies to:    Krieger & Prager, LLP
                            39 Broadway, Suite 1440
                            New York, New York 10006
                            Attn. Samuel M. Krieger
                            Facsimile No.: 212-363-2999


Any Person may in writing and in the same manner designate another address for service and notification hereunder.

         (d) Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Buyer, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of a party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         (e) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, including any Persons to whom the Buyers transfer Securities. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. Except as set forth in Section 4(g), the Buyer may not assign this Agreement or any of the rights or obligations hereunder, other than to affiliates of the Buyer, without the consent of the Company. This provision shall not limit Buyer's right to transfer securities or transfer or assign rights hereunder or under the Registration Rights Agreement.

         (g) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         (h) Governing Law. This Agreement shall be governed by an interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement or any of the other Transaction Documents and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

         (i) Survival. The representations, warranties, agreements and covenants contained in this Agreement shall survive the Closing and the issuance of the Underlying Shares.

         (j) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         (k) Publicity. The Company and the Buyer shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Buyer without its prior written consent, except to the extent required by law, in which case the Company shall provide such Buyer with prior written notice of such public disclosure.

         (l) Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         (m) Remedies. Each of the parties to this Agreement acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States of America or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

         [THE SIGNATURES OF THE PARTIES ARE ON THE FOLLOWING PAGES.]

         IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                          FONIX CORPORATION



                          By: /s/ Roger D. Dudley
                             --------------------------------------------------
                                Name: Roger D. Dudley
                                Its:  Executive Vice President and Chief
                                      Financial Officer


                          BRECKENRIDGE FUND LLC
                          a New York limited liability company

                          By: Breckenridge Capital Management, LLC
                          Its Manager

                          By: Wellington Capital Corporation
                          Its: Manager


                          By: /s/ Colm Wrynn
                          Name: Colm Wrynn
                          Secretary, Treasurer




                          By: /s/ Marc Sharinn
                          Name: Marc Sharinn
                          President

                                  SCHEDULE 2(a)

                                  SUBSIDIARIES


1.   Fonix/AcuVoice, Inc., a Utah corporation, wholly owned by the Company.

2.   Fonix/Papyrus Corporation, a Utah corporation, wholly owned by the Company.

3. Fonix UK, Ltd., a corporation organized under the laws of Great Britain, wholly owned by the Company.

4. Fonix Sales, Korea Group, Ltd., a corporation organized under the laws of South Korea, wholly owned by the Company.

                                  SCHEDULE 2(c)

                                 CAPITALIZATION

The Company has an authorized capitalization consisting of 800,000,000 shares of common stock, par value $.0001 per share, and 50,000,000 shares of Preferred Stock, par value $.0001 per share. As of the date hereof, the Company has issued and outstanding 484,475,556 shares of Class A Common Stock. As of the date of this agreement, 31,186,909 shares of Class A Common Stock are subject to issuance upon the conversion or exercise of presently issued and outstanding warrants and options of the Company. 166,667 shares of Series A Preferred Stock have been issued and 166,667 shares are outstanding, which shares are convertible into 166,667 shares of Class A Common Stock. Except as set forth above, as of the date of this Agreement, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Class A Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Class A Common Stock or securities or rights convertible or exchangeable into shares of Class A Common Stock, except as disclosed herein, except that the Company has entered into a Third Equity Line of Credit Agreement with a third party investor (the "Equity Line Investor"). The Company granted registration rights to the Equity Line Investor and a registration statement covering the resale of shares by the Equity Line Investor is pending before the U.S. Securities and Exchange Commission. Upon effectiveness of the registration statement, if and when the Company draws funds under the equity line of credit, the Equity Line Investor has the right to receive shares as repayment of such draws.

                                  SCHEDULE 2(g)

                                   LITIGATION

1. Global Marketing Partners, Inc., v. Fonix Corporation. On June 14, 2002, Global Marketing Partners, Inc. ("GMP") filed a complaint against the Company in the United States District Court for the Central District of California, located in Los Angeles, California. GMP seeks damages in the amount of $75,688 plus interest and attorneys fees based on claims for breach of contract, account stated, open book account and money had and received. GMP claims that the Company breached its contract by failing to pay for services rendered by GMP related to the marketing and distribution of the Company's voice recognition software products through various retail channels. On July 18, 2002, the Company answered GMP's complaint denying the material allegations stated therein and asserting various affirmative defenses, including the defense that GMP's claim are barred by GMP's own failure to perform the terms of the parties' contract. The Company intends to vigorously defend this litigation. In addition, the parties are engaged in settlement discussions and it is anticipated that these discussions will result in an amicable resolution of this litigation. The case is set for a one day bench trial to be held on February 25, 2003.

2. Barzee v. Fonix/AcuVoice, Inc. On September 12, 2002, Sam Barzee, a former employee of Fonix filed suit in the Third Judicial District Court of Salt Lake County, State of Utah, claiming that the Company failed to pay his wages in the amount of $11,698.64. The Company will file an answer to the complaint and vigorously defend the suit.

3. Wistisen v. Fonix Corporation. On September 23, 2002, Brian Wistisen, a former employee of Fonix filed suit in the Third Judicial District Court of Salt Lake County, State of Utah, claiming that the Company failed to pay his wages in the amount of $24,923.12. The Company will file an answer to the complaint and vigorously defend the suit.

                                  SCHEDULE 2(h)

                                    DEFAULTS


    Utah Code Annotated ss. 34-28-5 provides that an employer must pay a terminated employee all unpaid wages within 24 hours of the time of separation. The Company has not paid thirty-five former employees of the Company who have quit or been terminated since July 15, 2002. However, with the exception of six former employees with unpaid wage claims totaling $94,440, four of whom have filed claims with the Utah Division of Labor and two of whom have filed lawsuits against the Company, the remaining twenty-nine former employees have agreed that their unpaid wages may be paid by the Company on a schedule to be determined when the registration statement filed in connection with the Company's Third Equity Line of Credit Agreement with Queen, LLC, is declared effective by the U.S. Securities and Exchange Commission.

                                   SCHEDULE 4

                            Estimated Use of Proceeds



    Investment funds                                    $1,500,000

    Use of Funds

              Payroll                                   $1,000,000
              Working Capital                              500,000

                                Total                   $1,500,000
                                                        ==========

                                    EXHIBIT A

                                FORM OF DEBENTURE

                                    EXHIBIT B

                            FORM OF ESCROW AGREEMENT

                                    EXHIBIT C

                     FORM OF REGISTRATION RIGHTS AGREEMENET

                                    EXHIBIT D

                       FORM OF TRANSFER AGENT INSTRUCTIONS